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              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Date of earliest event report): May 30, 1997

               Merrill Lynch Mortgage Investors, Inc.
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(Exact name of registrant as specified in its charter)

                             Delaware
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(State or other jurisdiction of incorporation)

       333-7569                                          13-3416059
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(Commission File Number)                   (IRS Employer Identification No.)

                      World Financial Headquarters
                         North Tower - 10th Fl.
                      New York, New York 10281-1310
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(Address of principal executive offices and Zip code)

Registrant's telephone number, including area code: (212) 449-0336

                              Not Applicable
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(Former name or former address, if changed since last report)

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Item 5. Other Events
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Merrill Lynch Mortgage Investors, Inc. (the "Company") files herewith a copy of the Servicer's annual Compliance Statements and related auditors' reports pertaining to certificate Series 1996-1 and 1996-2 pursuant to the Company's 1996 10-K filing.

No other reportable transactions or matters have occurred from the date of the 10-k filing to the report date.


Item 7. Financial Statements and Exhibits
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        (a)    Not applicable.

        (b)    Not applicable.

        (c)    The following exhibits are filed as part of this report:

               99.1 Annual compliance letter and auditor's report for certificate Series 1996-1

               99.2 Annual compliance letter and auditor's report for certificate Series 1996-2


SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of Merrill Lynch Mortgage Investors, Inc. by the undersigned hereunto duly authorized.


                Merrill Lynch Mortgage Investors, Inc.

                By:  /s/ Michael M. McGovern

                     Michael M. McGovern

                     Director and Secretary


Dated:  May 30, 1997

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INDEX TO EXHIBITS


  Exhibit   Description of Exhibits                                    Page

    99.1    Annual compliance letter and auditor's report for
              certificate Series 1996-1                                 5

    99.2    Annual compliance letter and auditor's report for
              certificate Series 1996-2                                 9

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